SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        Date of report (date of earliest event reported): February 24, 1999

                            DUKE CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)

         DELAWARE                         0-23977                  51-0282142
(State of other jurisdiction of   (Commission File Number)   (I.R.S. Employer
  incorporation)                                             Identification No.)


526 South Church Street
Charlotte, North Carolina                                         28201
(Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code: 704-594-6200



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         The registrant has filed this form 8-K Current Report for the purpose of filing as exhibits hereto certain bank credit agreements to which it is a party.

         The following exhibits are filed herewith:

         99.1 $950,000,000 Five-Year Credit Agreement dated as of August 25, 1997, among the registrant, the banks listed therein and The Chase Manhattan Bank, as Administrative Agent.

         99.2 $600,000,000 364-Day Credit Agreement dated as of August 24, 1998, among the registrant, the banks listed therein and The Chase Manhattan Bank, as Administrative Agent.

                                    SIGNATURE

       Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DUKE CAPITAL CORPORATION
                                                (registrant)




                                          By:   ________________________
                                                David L. Hauser
                                                Vice President
                                                and Treasurer

Dated:  February 24, 1999

                               Exhibit Index

Exhibit                        Description
-------                        -----------

99.1 $950,000,000 Five-Year Credit Agreement dated as of August 25, 1997, among the registrant, the banks listed therein and The Chase Manhattan Bank, as Administrative Agent.

99.2 $600,000,000 364-Day Credit Agreement dated as of August 24, 1998, among the registrant, the banks listed therein and The Chase Manhattan Bank, as Administrative Agent.